UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2002

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Item 5. Other Events.

Heritage Commerce Corp Reports Financial Results

for the Second Quarter ended June 30, 2002

Heritage Commerce Corp (the "Company") (Nasdaq: HTBK) today reported consolidated operating results for the second quarter of 2002. Consolidated net income was $1,561,000, or $0.14 per diluted share, compared to $1,890,000, or $0.17 per diluted share, for the second quarter of 2001 and compared to $1,513,000, or $0.13 per diluted share for the first quarter of 2002. The decline in earnings from the second quarter of 2001 was attributed to a lower net interest margin, related to significant short term interest rate reductions during 2001, partially offset by increases in the level of earning assets and interest bearing liabilities. The increase in earnings from the first quarter of 2002 was primarily due to an increase in net interest income and noninterest income offset by increased salary and employee benefit expenses and other noninterest expenses. Annualized return on average assets and return on average equity for the second quarter of 2002 were 0.68% and 8.15%, respectively, compared with returns of 0.88% and 10.74%, respectively, for the second quarter of 2001 and returns of 0.67% and 8.11%, respectively, for the first quarter of 2002. Annualized return on average assets and return on average equity for the six months ended June 30, 2002 were 0.68% and 8.13%, respectively, compared with returns of 0.95% and 11.89%, respectively, for the six months ended June 30, 2001. The Company's net interest margin was 4.41% for the second quarter of 2002, compared with 5.35% for the second quarter of 2001 and 4.23% for the first quarter of 2002, reflecting both the significant reduction in interest rates that took place in 2001 and the stabilization of interest rates during 2002.

Noninterest income was $1,987,000 for the second quarter of 2002, compared with $1,691,000 for the second quarter of 2001 and $1,890,000 for the first quarter of 2002. The increase in the second quarter of 2002 compared to the second quarter of 2001 was primarily due to an increase in service charges and other fees of $143,000 and an increase in gains on sales of SBA loans of $279,000 and servicing income of $148,000, offset by a decrease in gains on sales of securities of $271,000. The increases in SBA gains on sales and loan servicing were primarily the result of increased activity in the origination of SBA loans. The increase in service charges and other fees was primarily the result of higher activity relative to growth of the Company and price increases for centain services.

Noninterest expense for the second quarter of 2002 was $8,317,000, compared with $8,669,000 for the second quarter of 2001 and $7,701,000 for the first quarter of 2002. The decrease in noninterest expense in the second quarter of 2002 of $352,000, or 4%, compared to the second quarter in 2001 was due to decreases in other expenses including client services costs of $365,000, advertising and promotion expenses of $159,000, and loan origination costs of $56,000, offset by increases in professional fees of $82,000. Salaries and employee benefits remained constant for the second quarter of 2002 compared to the second quarter of 2001. Occupancy and equipment expenses increased $70,000, or 7%, from $1,047,000 for the second quarter of 2001 to $1,117,000 for the second quarter of 2002.

As of June 30, 2002, the Company's total assets were $927,692,000, an increase of $60,061,000 or 7%, from $867,631,000 as of June 30, 2001 and an increase of $14,962,000, or 2%, from $912,730,000 as of December 31, 2001. Total loans were $629,423,000 as of June 30, 2002, up 4% from $605,132,000 as of June 30, 2001 and down slightly from $632,917,000 as of December 31, 2001. Total deposits were $818,464,000 as of June 30, 2002, up 6% from $770,168,000 as of June 30, 2001 and up 1% from $807,908,000 as of December 31, 2001.

The Company's allowance for loan losses was $11,856,000, or 1.88% of total loans, as of June 30, 2002, compared to $10,347,000, or 1.71% of total loans, as of June 30, 2001 and compared to $11,154,000, or 1.76% of total loans, as of December 31, 2001. The increase in the allowance for loan losses was due to continued weakness in certain national and regional economic measures. The Company's nonperforming assets (NPA's) were $1,951,000 as of June 30, 2002, compared to $66,000 as of June 30, 2001. There were no NPA's as of December 31, 2001.

Shareholders' equity as of June 30, 2002 was $78,098,000 compared with $70,967,000 as of June 30, 2001 and $74,574,000 as of December 31, 2001. Book value per share increased to $7.00 as of June 30, 2002, from $6.39 as of June 30, 2001 and $6.71 as of December 31, 2001. The Company's leverage capital ratio was 10.34% as of June 30, 2002, up from to 9.78% as of June 30, 2001 and 10.20% as of December 31, 2001. All of the Company's subsidiary bank capital ratios continue to be above the well-capitalized guidelines established by the bank regulatory agencies.

Heritage Commerce Corp, a bank holding company, is the parent company of four financial institutions: Heritage Bank of Commerce, a commercial bank headquartered in the city of San Jose, with Loan Production offices in San Jose, Fresno, Santa Cruz, Elk Grove, Watsonville, Glendale, Chico and Pittsburg, CA; Heritage Bank East Bay, a commercial bank headquartered in the city of Fremont, with an office in Danville; Heritage Bank South Valley, a commercial bank headquartered in the city of Morgan Hill, with an office in Gilroy; and Bank of Los Altos, with two offices in Los Altos and an office in Mountain View.

The Company's common stock is listed on the Nasdaq National Market under the symbol "HTBK".

Readers should carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2001 and the Quarterly Reports on Form 10-Q filed by the Company in fiscal 2002.

For further information about the Company's financial performance, contact Brad L. Smith, Chief Executive Officer, at (408) 947-6900 or visit the Company's website at www.heritagecommercecorp.com

Forward Looking Statement Disclaimer

This release may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties may include but are not necessarily limited to fluctuations in interest rates, inflation, government regulations and general economic conditions, and competition within the business areas in which the Company is conducting its operations, including the real estate market in California and other factors beyond the Company's control. Such risks and uncertainties could cause results for subsequent interim periods or for the entire year to differ materially from those indicated. For a discussion of factors which could cause results to differ, please see the Company's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

HERITAGE COMMERCE CORP

Condensed Consolidated Financial Information (Unaudited)

                                                         At and For the Three Months Ended    Percent Change From         At and For the Six Months Ended
------------------------------------------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands,                              June 30,      March 31,     June 30,     March 31,     June 30,      June 30,      June 30,     Percent
except Per Share amounts)                             2002          2002          2001          2002         2001          2002          2001       Change
-------------------------------------------------- -----------   -----------   -----------  ------------  -----------   -----------   -----------   -------
Per Share Data
------------------------------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share (EPS):
   Basic EPS                                      $      0.14   $      0.14   $      0.17             0%        (18)% $      0.28   $      0.37       (24)%
   Diluted EPS                                    $      0.14   $      0.13   $      0.17             8%        (18)% $      0.27   $      0.36       (25)%
End of Period(EOP) Book Value                     $      7.00   $      6.82   $      6.39             3%         10% $      7.00   $      6.39        10%

EOP Shares Outstanding                             11,150,017    11,132,462    11,104,574             0%          0%  11,150,017    11,104,574         0%
Weighted Avg. Basic Shares Outstanding             11,139,219    11,122,179    11,096,230             0%          0%  11,130,699    11,053,894         1%
Weighted Avg. Diluted Shares Outstanding           11,485,511    11,394,723    11,400,038             1%          1%  11,432,634    11,370,308         1%

Income Statement Data
------------------------------------------------------------------------------------------------------------------------------------------------------------
Interest Income                                   $    13,290   $    13,071   $    16,807             2%        (21)% $    26,361   $    34,952       (25)%
Interest Expense                                        3,994         4,292         6,231            (7)%        (36)%       8,286        13,313       (38)%
Net Interest Income                                     9,296         8,779        10,576             6%        (12)%      18,075        21,639       (16)%

Loan Loss Provision                                       640           675           528            (5)%         21%       1,315         1,055        25%

Noninterest Income:
  Service Charges and Other Fees                          371           316           228            17%         63%         687           436        58%
  Gain on Sale of Loans                                   557           421           278            32%        100%         978           551        77%
  Gain on Sale of Securities Available-For-Sale           138           287           409           (52)%        (66)%         425           551       (23)%
  Servicing Income                                        310           268           162            16%         91%         578           293        97%
  Other Noninterest Income                                611           598           614             2%         (0)%        1209         1,098        10%
Total Noninterest Income                                1,987         1,890         1,691             5%         18%       3,877         2,929        32%

Noninterest Expense:
  Salaries & Employee Benefits                          4,648         4,534         4,638             3%          0%       9,182         9,456        (3)%
  Occupancy & Equipment                                 1,117         1,074         1,047             4%          7%       2,191         2,077         5%
  Other Noninterest Expense                             2,552         2,093         2,984            22%        (14)%       4,645         5,403       (14)%
Total Noninterest Expense                               8,317         7,701         8,669             8%         (4)%      16,018        16,936        (5)%

Income Before Taxes                                     2,326         2,293         3,070             1%        (24)%       4,619         6,577       (30)%
Income Taxes                                              765           780         1,180            (2)%        (35)%       1,545         2,506       (38)%
Net Income                                        $     1,561   $     1,513   $     1,890             3%        (17)% $     3,074   $     4,071       (24)%

Average Balances
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Average Loans                                     $   669,956   $   673,105   $   633,886            (0)%          6% $   671,530   $   630,570         6%
Average Other Earning Assets                      $   176,466   $   168,022   $   159,554             5%         11% $   172,239   $   162,150         6%
Average Earning Assets                            $   846,422   $   841,127   $   793,440             1%          7% $   843,769   $   792,720         6%
Average Assets                                    $   921,319   $   914,839   $   857,210             1%          7% $   918,079   $   858,641         7%
Average Interest Bearing Funds                    $   611,038   $   602,060   $   549,520             1%         11% $   606,549   $   555,531         9%
Average Equity                                    $    76,869   $    75,669   $    70,582             2%          9% $    76,269   $    69,058        10%
Average Deposits                                  $   813,212   $   802,070   $   759,291             1%          7% $   807,641   $   759,693         6%

End of Period Balances
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EOP Loans:
  Real Estate - Land and Contruction              $   160,368   $   160,939   $   165,468            (0)%         (3)% $   160,368   $   165,468        (3)%
  Real Estate - Mortgage                              250,658       253,418       231,712            (1)%          8%     250,658       231,712         8%
  Commercial                                          214,160       215,509       202,133            (1)%          6%     214,160       202,133         6%
  Consumer                                              4,237         4,318         5,819            (2)%        (27)%       4,237         5,819       (27)%
Total EOP Loans                                   $   629,423   $   634,184   $   605,132            (1)%          4% $   629,423   $   605,132         4%

EOP Assets                                        $   927,692   $   930,143   $   867,631            (0)%          7% $   927,692   $   867,631         7%

EOP Deopsits:
  Demand Deposits - Noninterest Bearing           $   216,467   $   216,534   $   234,125            (0)%         (8)% $   216,467   $   234,125        (8)%
  Demand Deposits - Interest Bearing                   91,761        86,901        66,063             6%         39%      91,761        66,063        39%
  Savings/Money Market                                266,032       250,026       201,341             6%         32%     266,032       201,341        32%
  Time Deposits                                       244,204       270,578       268,639           (10)%         (9)%     244,204       268,639        (9)%
Total EOP Deposits                                $   818,464   $   824,039   $   770,168            (1)%          6% $   818,464   $   770,168         6%

EOP Equity                                        $    78,098   $    75,891   $    70,967             3%         10% $    78,098   $    70,967        10%

Credit Quality Data
------------------------------------------------------------------------------------------------------------------------------------------------------------
EOP Non-Accrual Loans                             $     1,951   $     1,026   $        66            90%      2,856% $     1,951   $        66     2,856%
EOP Total Non-Performing Assets                   $     1,951   $     1,026   $        66            90%      2,856% $     1,951   $        66     2,856%
EOP 90-day Past Due Loans and Still Accruing      $       415   $         0   $         0            N/A          N/A  $       415   $         0        N/A
EOP Net Charge-Offs                               $       613   $       310   $       359            98%         71% $       613   $       359        71%
EOP Loan Loss Reserves                            $    11,856   $    11,519   $    10,347             3%         15% $    11,856   $    10,347        15%

Ratios
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Annualized ROA                                           0.68%        0.67%        0.88%           1%        (23)%        0.68%        0.95%     (28)%
Annualized ROE                                           8.15%        8.11%       10.74%           0%        (24)%        8.13%       11.89%     (32)%
Efficiency Ratio                                        73.71%       72.18%       70.67%           2%          4%       72.97%       68.94%       6%
Noninterest Expense as Percent of Average Assets         3.62%        3.41%        4.06%           6%        (11)%        3.52%        3.98%     (12)%
Net Interest Margin                                      4.41%        4.23%        5.35%           4%        (18)%        4.32%        5.50%     (21)%
Allowance for Loan Losses:
  to Total Loans                                         1.88%        1.82%        1.71%           3%         10%        1.88%        1.71%      10%
  to Non-Performing Loans                                 608%       1,123%      15,677%         (46)%        (96)%         608%      15,677%     (96)%
Leverage Ratio                                          10.34%       10.22%        9.78%           1%          6%       10.34%        9.78%       6%

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 24, 2002 Heritage Commerce Corp

By: /s/ Lawrence D. McGovern

Name: Lawrence D. McGovern

Executive Vice President and Chief Financial Officer